     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED AUGUST 31, 2010
(UNAUDITED)
Overview
     Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.
     As of August 31, 2010, we had total assets of $1.2 billion, net assets applicable to our common stock of $781 million ($22.74 per share), and 34.4 million shares of common stock outstanding.
     Our investments are principally in equity securities issued by MLPs and MLP affiliates, and we also invest in U.S and Canadian royalty trusts, marine transportation, coal and energy debt securities. As of August 31, 2010, we held $909 million in equity investments and $226 million in fixed income investments. Our top 10 largest holdings by issuer as of that date were as follows:

				Percent of
		Type of	Amount	Total
	Company (Sector)	Securities	($ millions)	Investments
1.	Kinder Morgan Management, LLC (MLP Affiliate)	Common Units	$126.2	11.1%
2.	Enbridge Energy Management, L.L.C. (MLP Affiliate)	Common Units	100.6	8.8%
3.	Plains All American Pipeline, L.P. (Midstream MLP)	Common Units	66.8	5.9%
4.	Navios Maritime Partners L.P. (Marine MLP)	Common Units	35.2	3.1%
5.	Teekay Offshore Partners L.P. (Marine MLP)	Common Units	34.3	3.0%
6.	Enterprise Products Partners L.P. (Midstream MLP)	Common Units	33.6	3.0%
7.	Enerplus Resources Fund (Canadian Royalty Trust)	Common Units	33.3	2.9%
8.	Teekay Tankers Ltd. (Marine Transportation)	Common Units	27.8	2.4%
9.	Navios Maritime Holdings Inc. (Marine Transportation)	Senior Notes	27.4	2.4%
10.	Atlas Energy Resources, LLC (Upstream)	Senior Notes	23.2	2.0%
Financial Results
     During the quarter ended August 31, 2010, our net asset value (“NAV”) per share increased from $21.26 to $22.74, and total assets increased from $1.1 billion to $1.2 billion. The increase in NAV was driven primarily by unrealized gains on our investments. We provide a detailed calculation of net distributable income below under “Quarterly Distribution to Common Stockholders.”
Quarterly Distribution to Common Stockholders
     We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED AUGUST 31, 2010
(UNAUDITED)
     Income from portfolio investments includes (a) cash distributions received from our investments, (b) paid-in-kind dividends received from MLPs and MLP affiliates (in particular, the two MLP i-shares), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.
     Operating expenses include (a) management fees paid to our investment advisor, (b) other expenses (mostly attributable to fees paid to other service providers), and (c) leverage costs, including interest expense, and preferred stock distributions.
Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
August 31, 2010
Distributions and Other Income from Investments
Dividends and Distributions	$13.1
Paid-In-Kind Dividends	4.2
Interest Income	4.5
Net Premiums Received from Call Options Written	2.1

Total Distributions and Other Income from Investments	23.9
Expenses
Investment Management Fee	(3.6)
Other Expenses	(0.6)

Total Management Fee and Other Expenses	(4.2)
Interest Expense	(3.4)
Preferred Stock Distributions	(1.2)

Net Distributable Income (NDI)	$15.1

Weighted Shares Outstanding	34.3
NDI per Weighted Share Outstanding	$0.44

     Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include but are not limited to:
•	NDI generated in the current six months;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.
     On September 21, 2010, we declared our quarterly distribution of $0.48 per common share for the period June 1, 2010 through August 31, 2010 for a total of $16.5 million. The distribution was paid on October 15, 2010 to stockholders of record on October 5, 2010. Our net distributable income was less than our quarterly distribution primarily due to lower covered call writing activity. In the prior six quarters, when there was higher covered call activity, our NDI was in excess of our quarterly distribution by $0.06 per share.
Distributions and Other Income
     Total dividends, distributions and paid-in-kind dividends for the third quarter 2010 were $17.3 million, representing a 2.4% increase from the second quarter 2010. This increase related primarily to distribution increases in the marine transportation and MLP sectors. Interest income for the third quarter was $4.5 million and was $4.9 million for the second quarter. The decrease in interest income related to an overall lower average energy debt

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED AUGUST 31, 2010
(UNAUDITED)
balance and a lower average rate than the second quarter. During the quarter, net premiums received from call options written were $2.1 million, which was a decrease of $1.3 million from the second quarter. Compared to past quarters, there was less covered call writing activity, particularly in the coal sector, resulting in fewer call options written.
Expenses
     Our largest expenses are investment management fees and leverage costs. Management fees are calculated based on the average total assets under management. For the third quarter 2010, management fees were $3.6 million, compared to $3.5 million for the second quarter 2010. Increased management fees were driven by increases in our total assets due to appreciation of our investment portfolio.
     Interest expense (excluding non-cash amortization of debt issuance costs) for the second and third quarters was constant at $3.4 million. Preferred stock distributions (excluding non-cash amortization of offering costs) for the third quarter were $1.2 million.
     Other expenses of $0.6 million for the third quarter 2010 were in line with past quarters.
Reconciliation of NDI to GAAP
     The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:
•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, “income” from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.
     The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:
•	Expenses for purposes of calculating NDI include distributions paid to preferred stockholders.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED AUGUST 31, 2010
(UNAUDITED)
•	The non-cash amortization of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest and amortization expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs and preferred stock offering costs are excluded from our calculation of NDI, but are included in interest and amortization expense for GAAP purposes.
Liquidity and Capital Resources
     Total leverage outstanding at August 31, 2010 of $368 million is comprised of $250 million in senior unsecured notes, $90 million in mandatory redeemable preferred stock and $28 million outstanding loan under the credit facility. Total leverage represented 32% of total assets at August 31, 2010 compared to 34% as of May 31, 2010.
     At August 31, 2010, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 413% and 312% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 400% but at times may be above or below our target depending upon market conditions. Our leverage consists of both fixed rate and floating rate obligations. At August 31, 2010, the weighted average interest rate on our leverage was 5.14%.
     At August 31, 2010, we had $250 million of senior unsecured notes outstanding with the following maturity dates: $9 million matures in 2011 (Series A); $28 million matures in 2012 (Series B); $128 million matures in 2013 (Series C); $85 million mature in 2015 (Series D and Series E).
     On June 11, 2010, we entered into a new $80 million unsecured revolving credit facility. With this facility, we were able to increase the size by $5 million, extend the tenor from one year to three years, and reduce the interest rate by 0.5%, based on current asset coverage ratios. A full copy of the new credit facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 145.3%
Equity Investments(a) — 116.4%
United States — 98.4%
MLP(b)(c) — 46.9%
Alliance Holdings GP, L.P.	95	$3,637
Capital Product Partners L.P.(d)	2,176	17,583
Copano Energy, L.L.C.	355	8,908
Crosstex Energy, L.P.(e)	186	2,228
DCP Midstream Partners, LP	373	11,851
Energy Transfer Equity, L.P.	221	7,672
Energy Transfer Partners, L.P.	141	6,457
Enterprise Products Partners L.P.(f)	909	33,613
Exterran Partners, L.P.	374	8,743
Global Partners LP	292	7,262
Holly Energy Partners, L.P.	99	4,962
Inergy, L.P.	416	15,497
Magellan Midstream Partners, L.P.(f)	111	5,366
MarkWest Energy Partners, L.P.(f)	598	19,916
Martin Midstream Partners L.P.	233	6,921
Navios Maritime Partners L.P.(d)	2,036	35,235
ONEOK Partners, L.P.(f)	77	5,318
Penn Virginia GP Holdings, L.P.	486	9,523
Penn Virginia Resource Partners, L.P.	47	1,055
Plains All American Pipeline, L.P.(g)	1,113	66,838
Quicksilver Gas Services LP	103	2,397
Regency Energy Partners LP	606	14,418
Targa Resources Partners LP	234	5,924
Teekay LNG Partners L.P.	263	8,633
Teekay Offshore Partners L.P.(d)	1,612	34,264
TransMontaigne Partners L.P.	63	2,208
Western Gas Partners, LP	61	1,460
Williams Partners L.P.	430	18,087

		365,976

MLP Affiliates(c) — 29.0%
Enbridge Energy Management, L.L.C.(h)	1,895	100,558
Kinder Morgan Management, LLC(f)(h)	2,137	126,230

		226,788

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Marine Transportation — 12.4%
Baltic Trading Limited	189	$2,114
Crude Carriers Corp.	373	6,740
Diana Shipping Inc.(e)	333	3,964
Frontline Ltd.	75	1,988
Genco Shipping & Trading Limited(e)(f)	481	7,237
Knightsbridge Tankers Limited	715	12,518
Nordic American Tanker Shipping Limited	663	17,544
Overseas Shipholding Group, Inc.(f)	90	2,898
Safe Bulkers, Inc.	1,880	13,985
Teekay Tankers Ltd.	2,405	27,784

		96,772

Coal — 5.6%
Alpha Natural Resources, Inc.(e)	283	10,507
Arch Coal, Inc.	100	2,251
CONSOL Energy Inc.(f)	365	11,760
Massey Energy Company	281	8,093
Peabody Energy Corporation	260	11,132

		43,743

Royalty Trust — 3.6%
ECA Marcellus Trust I(i)	180	3,595
MV Oil Trust	450	12,270
Permian Basin Royalty Trust	680	12,410

		28,275

Other — 0.9%
CenterPoint Energy, Inc.	460	6,797

Total United States (Cost — $574,719)		768,351

Canada — 18.0%
Royalty Trust — 18.0%
ARC Energy Trust	84	1,568
Bonavista Energy Trust	804	18,570
Bonterra Energy Corp.	15	573
Crescent Point Energy Trust	644	22,669
Enerplus Resources Fund	1,455	33,324
NAL Oil & Gas Trust	1,777	17,881
Northland Power Income Fund	80	1,122
Penn West Energy Trust	459	8,613
Peyto Energy Trust	35	460
Vermilion Energy Trust	195	6,506
Westshore Terminals Income Fund	1,108	19,473
Zargon Energy Trust	609	10,284

Total Canada (Cost — $144,340)		141,043

Total Equity Investments (Cost — $719,059)		909,394

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest		Maturity	Principal
Description	Rate		Date	Amount	Value
Energy Debt Investments — 28.9%
Upstream — 11.6%
Antero Resources Finance Corp.	9.375%		12/1/17	$18,500	$19,101
Atlas Energy Resources, LLC	12.125		8/1/17	5,100	5,859
Atlas Energy Resources, LLC	10.750		2/1/18	15,750	17,364
Bill Barrett Corporation	9.875		7/15/16	4,350	4,720
Carrizo Oil & Gas, Inc.(j)	4.375		6/1/28	16,500	15,407
Hilcorp Energy Company	7.750		11/1/15	3,974	4,024
Petroleum Development Corporation	12.000		2/15/18	2,205	2,370
Quicksilver Resources Inc.	11.750		1/1/16	1,000	1,150
Quicksilver Resources Inc.	9.125		8/15/19	6,000	6,435
Rosetta Resources Inc.	9.500		4/15/18	13,500	13,770

					90,200

Marine Transportation — 8.1%
Genco Shipping & Trading Limited(k)	5.000		8/15/15	5,000	4,994
General Maritime Corporation	12.000		11/15/17	11,750	12,426
Navios Maritime Holdings Inc.	9.500		12/15/14	22,250	22,194
Navios Maritime Holdings Inc.	8.875		11/1/17	5,000	5,187
Overseas Shipholding Group, Inc.	7.500		2/15/24	9,602	8,270
Ship Finance International Limited	8.500		12/15/13	10,575	10,548

					63,619

Coal — 4.5%
Foresight Energy LLC	9.625		8/15/17	15,000	14,888
International Coal Group, Inc.	9.125		4/1/18	8,820	9,327
James River Coal Company	9.375		6/1/12	750	766
Patriot Coal Corporation	8.250		4/30/18	10,500	10,421

					35,402

Other — 3.0%
Energy Future Holdings Corp.(l)	10.000		1/15/20	4,000	3,852
NRG Energy, Inc.	8.250		9/1/20	10,000	10,063
Texas Competitive Electric Holdings (l)	(m	)	10/10/14	12,311	9,402

					23,317

Midstream — 1.1%
El Paso Corporation	7.750		1/15/32	4,035	4,062
Holly Corporation	9.875		6/15/17	4,115	4,321

					8,383

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value
Oilfield Services — 0.6%
Basic Energy Services, Inc.	7.125%	4/15/16	$5,455	$4,882

Total Energy Debt Investments (Cost — $216,501)				225,803

Total Long-Term Investments (Cost — $935,560)				1,135,197

Short-Term Investment — 0.5%
Repurchase Agreement — 0.5%
J.P. Morgan Securities Inc. (Agreement dated 8/31/10 to be repurchased at $3,572), collateralized by $3,643 in U.S. Treasury notes (Cost — $3,566)	0.140	9/1/10		3,566

Total Investments — 145.8% (Cost — $939,126)				1,138,763

Liabilities
Call Option Contracts Written(e)			No. of Contracts
Coal
CONSOL Energy Inc., call option expiring 9/17/10 @ $33.00			750	(73)

Marine Transportation
Genco Shipping & Trading Limited, call option expiring 9/17/10 @ $17.00			1,000	(15)
Overseas Shipholding Group Inc., call option expiring 9/17/10 @ $35.00			400	(16)

				(31)

MLP
Enterprise Products Partners L.P., call option expiring 9/17/10 @ $36.00			950	(95)
Enterprise Products Partners L.P., call option expiring 9/17/10 @ $37.00			850	(53)
Magellan Midstream Partners, L.P., call option expiring 9/17/10 @ $50.00			1,000	(20)
Mark West Energy Partners, L.P., call option expiring 9/17/10 @ $34.00			150	(7)
Mark West Energy Partners, L.P., call option expiring 9/17/10 @ $35.00			150	(2)
ONEOK Partners, L.P., call option expiring 9/17/10 @ $70.00			700	(35)

				(212)

MLP Affiliates
Kinder Morgan Management, LLC, call option expiring 9/17/10 @ $60.00			1,500	(64)

Total Call Option Contracts Written (Premium Received — $706)				(380)
Revolving Credit Facility				(28,000)
Senior Unsecured Notes				(250,000)
Mandatory Redeemable Preferred Stock at Redemption Value				(90,000)
Other Liabilities				(4,094)

Total Liabilities				(372,474)
Other Assets				14,727

Total Liabilities in Excess of Other Assets				(357,747)

Net Assets Applicable To Common Stockholders				$781,016

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Unless otherwise noted, securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at August 31, 2010. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Includes Limited Liability Companies.

(d)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(e)	Security is non-income producing.

(f)	Security or a portion thereof is segregated as collateral on option contracts written.

(g)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(h)	Distributions are paid-in-kind.

(i)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(j)	Security is convertible, using a net share settlement process, into a combination of cash and common shares of the issuer. The Fund may require the issuer to repurchase notes at par on June 1, 2013, 2018 and 2023.

(k)	Security is convertible into common shares of the issuer.

(l)	Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries. Texas Competitive Electric Holdings is a wholly owned subsidiary of Energy Future Holdings Corp.

(m)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 350 basis points (3.79% as of August 31, 2010).
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $908,050)	$1,068,359
Affiliated (Cost — $27,510)	66,838
Repurchase agreement (Cost — $3,566)	3,566

Total investments (Cost — $939,126)	1,138,763
Cash and cash denominated in foreign currency (Cost — $698)	696
Deposits with brokers	337
Receivable for securities sold (Cost — $4,547)	4,539
Interest, dividends and distributions receivable (Cost — $5,334)	5,325
Deferred debt issuance and preferred stock offering costs and other assets, net	3,830

Total Assets	1,153,490

LIABILITIES
Revolving credit facility	28,000
Payable for securities purchased (Cost — $352)	350
Investment management fee payable	1,235
Call option contracts written (Premiums received — $706)	380
Accrued directors’ fees and expenses	45
Accrued expenses and other liabilities	2,464
Senior unsecured notes	250,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,600,000 shares issued and outstanding)	90,000

Total Liabilities	372,474

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$781,016

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (34,346,110 shares issued and outstanding and 196,400,000 shares authorized)	$34
Paid-in capital in excess of taxable income	651,431
Accumulated net investment income less distributions not treated as tax return of capital	(16,376)
Accumulated net realized losses less distributions not treated as tax return of capital	(54,018)
Net unrealized gains on investments, foreign currency translations and options	199,945

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$781,016

NET ASSET VALUE PER COMMON SHARE	$22.74

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three	For the Nine
	Months Ended	Months Ended
	August 31,	August 31,
	2010	2010
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$12,059	$32,965
Affiliated investments	1,049	3,123

Total dividends and distributions (after foreign taxes withheld of $478 and $1,218, respectively)	13,108	36,088
Return of capital	(7,221)	(20,506)

Net dividends and distributions	5,887	15,582
Interest	4,431	14,067

Total Investment Income	10,318	29,649

Expenses
Investment management fees	3,584	10,031
Administration fees	145	425
Professional fees	132	321
Reports to stockholders	58	135
Custodian fees	45	133
Directors’ fees	48	126
Insurance	30	89
Other expenses	84	249

Total Expenses — Before Interest Expense and Preferred Distributions	4,126	11,509
Interest expense and amortization of debt issuance costs	3,627	10,269
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,261	2,513

Total Expenses	9,014	24,291

Net Investment Income	1,304	5,358

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	16,841	47,840
Foreign currency transactions	(43)	56
Options	1,494	6,081

Net Realized Gains	18,292	53,977

Net Change in Unrealized Gains/(Losses)
Investments	47,633	80,476
Foreign currency translations	(17)	(66)
Options	(100)	370

Net Change in Unrealized Gains	47,516	80,780

Net Realized and Unrealized Gains	65,808	134,757

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$67,112	$140,115

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine
	Months Ended		For the Fiscal
	August 31,		Year Ended
	2010		November 30,
	(Unaudited)		2009
OPERATIONS
Net investment income(1)	$5,358		$10,275
Net realized gains/(losses)	53,977		(75,138)
Net change in unrealized gains	80,780		350,879

Net Increase in Net Assets Resulting from Operations	140,115		286,016

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(5,358	)(2)	(20,526	)(3)
Distributions — return of capital	(43,604	)(2)	(44,370	)(3)

Dividends and Distributions	(48,962)		(64,896)

CAPITAL STOCK TRANSACTIONS
Issuance of 529,101 and 1,215,595 newly issued shares of common stock from reinvestment of distributions	12,185		18,612

Total Increase in Net Assets	103,338		239,732

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	677,678		437,946

End of period	$781,016		$677,678

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. As of August 31, 2010, the Fund estimates that all of the distributions paid to mandatory redeemable preferred stockholders will be a dividend (ordinary income). This estimate is based on the Fund’s operating results during the period. The actual characterization of the mandatory redeemable preferred stock made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2010 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

(3)	All distributions paid to common stockholders for the fiscal year ended November 30, 2009 were characterized as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Fund’s earnings and profits.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2010
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$140,115
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	20,506
Net realized gains from investments and options	(53,921)
Unrealized gains (excluding impact on cash of $3 of foreign currency translations)	(80,777)
Accretion of bond discount	(877)
Purchase of investments	(552,270)
Proceeds from sale of investments	420,669
Proceeds from sale of short-term investments, net	4,311
Amortization of deferred debt issuance costs	548
Amortization of mandatory redeemable preferred stock offering costs	102
Increase in deposits with brokers	(337)
Increase in receivable for securities sold	(3,656)
Decrease in interest, dividends and distributions receivable	731
Increase in other assets, net	(43)
Decrease in payable for securities purchased	(9,045)
Increase in investment management fee payable	345
Decrease in option contracts written, net	(880)
Decrease in accrued directors’ fees and expenses	(7)
Decrease in accrued expenses and other liabilities	(1,335)

Net Cash Used in Operating Activities	(115,821)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of revolving credit facility	(19,000)
Proceeds from offering of mandatory redeemable preferred stock	90,000
Proceeds from issuance of senior unsecured notes	85,000
Offering costs associated with mandatory redeemable preferred stock	(1,445)
Offering costs associated with revolving credit facility	(853)
Offering costs associated with issuance of senior unsecured notes	(882)
Cash distributions paid to common stockholders	(36,777)

Net Cash Provided by Financing Activities	116,043

NET INCREASE IN CASH	222

CASH — BEGINNING OF PERIOD	474

CASH — END OF PERIOD	$696

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $12,185 pursuant to the Fund’s dividend reinvestment plan. During the nine months ended August 31, 2010, there were no state income taxes paid and interest paid was $12,278.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine						For the Period
	Months						June 28, 2005(1)
	Ended						through
	August 31, 2010		For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)		2009	2008	2007	2006	2005
Per Share of Common Stock(2)
Net asset value, beginning of period	$20.04		$13.43	$29.01	$25.44	$24.13	$23.84	(3)

Net investment income	0.16		0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains/(losses)	3.97		8.26	(14.09)	4.82	2.34	0.33

Total income/(loss) from operations	4.13		8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends	—		—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains	—		—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains	—		—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	(0.34)	(0.50)	(0.44)	—

Common dividends	(0.16)		(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains	—		—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains	—		—	—	(0.48)	—	—
Common distributions — return of capital	(1.28)		(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(1.44)		(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	0.03	—	—	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.01		—	—	—	—	—

Total capital stock transactions	0.01		—	0.03	—	(0.06)	—

Net asset value, end of period	$22.74		$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$24.12		$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(4)	15.2%		139.9%	(55.2)%	10.2%	27.2%	(14.6)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$781,016		$677,678	$437,946	$934,434	$806,063	$776,963
Ratio of expenses to average net assets

Management fees	1.8%		1.7%	1.6%	1.7%	1.7%	1.3%
Other expenses	0.2		0.3	0.3	0.3	0.3	0.4

Subtotal	2.0		2.0	1.9	2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred	2.3		2.6	0.7	0.2	0.1	—
Management fee waivers	—		—	—	(0.1)	(0.3)	(0.2)

Total expenses	4.3%		4.6%	2.6%	2.1%	1.8%	1.5%

Ratio of net investment income to average net assets	1.0%		2.0%	3.1%	3.8%	4.6%	2.3%
Net increase/(decrease) in net assets applicable to common stockholders resulting from operations to average net assets	18.7	%(6)	55.8%	(47.7)%	19.1%	12.3%	2.4	%(6)
Portfolio turnover rate	40.0	% (6)	88.8%	65.0%	52.1%	63.8%	23.2	%(6)

Average net assets	$749,559		$512,647	$915,456	$906,692	$802,434	$759,550
Senior Unsecured Notes outstanding, end of period	250,000		165,000	225,000	—	—	—
Revolving credit facility outstanding, end of period	28,000		47,000	—	41,000	—	40,000
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine						For the Period
	Months						June 28, 2005(1)
	Ended August						through
	31, 2010	For the Fiscal Year Ended November 30,					November 30,
	(Unaudited)	2009	2008		2007	2006	2005
Supplemental Data and Ratios— continued(5)
Auction rate preferred stock, end of period	—	—	—		$300,000	$300,000	—
Mandatory redeemable preferred stock, end of period	$90,000	—	—		—	—	—
Average shares of common stock outstanding	34,096,111	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt (7)	413.3%	419.7%	294.6	% (8)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(9)	312.2%	419.7%	294.6	% (8)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$7.52	$5.18	$3.53		$0.53	$0.08	—

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding for each of the periods ended.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Not annualized for the nine months ended August 31, 2010 and for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	Not annualized.

(7)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(8)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of Senior Unsecured Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Unsecured Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Senior Unsecured Notes agreements.

(9)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
1. Organization
     Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded, energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”
2. Significant Accounting Policies
     A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
     B. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.
     C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Energy debt securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For energy debt securities that are considered corporate bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell energy debt securities at the quoted prices due to the lack of liquidity for these securities.
     Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.
     The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:
•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee generally meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
     Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
     At August 31, 2010, the Fund did not hold any securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors.
     D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
     E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
     All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.
     The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At August 31, 2010, the Fund had no open short sales.
     F. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.
     Interest rate swap contracts. The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.
     Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At August 31, 2010, the Fund had no interest rate swap contracts outstanding.
     Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.
     The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.
     The Fund may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.
     When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
     G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
     H. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded.
     The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains in each of the periods presented below.

	Three Months Ended	Nine Months Ended
	August 31, 2010	August 31, 2010
Estimated return of capital portion of distributions received	55%	57%
Return of capital — attributable to Net Realized Gains	$1,867	$4,670
Return of capital — attributable to Net Change in Unrealized Gains	5,354	15,836

Total return of capital	$7,221	$20,506

     I. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.
     Many of the Fund’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.
     The Fund’s stock dividends and distributions consist of additional units of Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and nine months ended August 31, 2010, the Fund received the following stock dividends from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

	Three Months Ended	Nine Months Ended
	August 31, 2010	August 31, 2010
Enbridge Energy Management, L.L.C	$1,908	$5,299
Kinder Morgan Management, LLC	2,287	6,417

Total stock dividends	$4,195	$11,716

     J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. The

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.
     K. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.
     L. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 —Taxes.
     Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.
     The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.
     The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the nine months ended August 31, 2010, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since 2006 remain open and subject to examination by tax jurisdictions.
     M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
     Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.
     Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
     N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Fair Value
     As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.
     The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
     Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury bonds, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
     The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2010.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets at Fair Value
Equity investments	$909,394	$909,394	$—	$—
Energy debt investments	225,803	—	225,803	—
Repurchase agreement	3,566	—	3,566	—

Total assets at fair value	$1,138,763	$909,394	$229,369	$—

Liabilities at Fair Value
Call Option Contracts Written	$380	$—	$380	$—

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
     The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended August 31, 2010. The Fund did not have any assets measured at fair value on a recurring basis at May 31, 2010 or any transfers in or out of Level 3 during the three months ended August 31, 2010.

Long-Term
Investments
Assets at Fair Value Using Unobservable Inputs (Level 3)
Balance — November 30, 2009	$2,237
Transfers in/out of Level 3	(2,237)
Realized gain (losses)	—
Unrealized gains, net	—
Purchases, issuances or settlements	—

Balance —August 31, 2010	$—

     At August 31, 2010, the Fund did not have any assets or liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3). The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2009.
     In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.
4. Taxes
     Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of August 31, 2010, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.
     For the fiscal year ended November 30, 2009, the tax character of the total $64,896 distributions paid to common stockholders was $20,526 (ordinary income) and $44,370 (return of capital).
     At August 31, 2010, the identified cost of investments for federal income tax purposes was $963,289, and the net cash received on option contracts written was $706. At August 31, 2010, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$229,093
Gross unrealized depreciation of investments (including options)	(53,294)

Net unrealized appreciation before foreign currency related translations	175,799
Unrealized depreciation on foreign currency related translations	(16)

Net unrealized appreciation	$175,783

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
5. Concentration of Risk
     The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.
6. Agreements and Affiliations
     A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.
     B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 15, 2010, the Fund renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors.
     For the nine months ended August 31, 2010, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.
     For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.
     C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
     The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.
     In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
     Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA indirectly own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Fund, own units in Plains All American Pipeline, L.P. The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act.
7. Restricted Securities
     From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.
     At August 31, 2010, the Fund held the following restricted investments, all of which are considered Level 2 categorization:

		Acquisition	Type of	Principal	Cost	Fair	Percent of	Percent of
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Net Assets	Total Assets
Energy Future Holdings Corp.	Senior Notes	(1)	(2)	$4,000	$4,141	$3,852	0.5%	0.3%
Foresight Energy LLC	Senior Notes	(1)	(2)	15,000	14,905	14,888	1.9	1.3
Hilcorp Energy Company	Senior Notes	(1)	(2)	3,974	3,880	4,024	0.5	0.3
Navios Maritime Holdings Inc.	Senior Notes	(1)	(2)	5,000	5,039	5,187	0.7	0.5
NRG Energy, Inc.	Senior Notes	(1)	(2)	10,000	10,150	10,063	1.3	0.9
Rosetta Resources Inc.	Senior Notes	(1)	(2)	13,500	13,568	13,770	1.7	1.2
Texas Competitive Electric Holdings	Secured Term Loan	(1)	(2)	12,311	9,609	9,402	1.2	0.8

Total of securities valued by prices provided by market maker or independent pricing services					$61,292	$61,186	7.8%	5.3%

(1)	These securities were acquired at various dates throughout the nine months ended August 31, 2010 and in prior years. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.

(2)	Unregistered security.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
8. Derivative Financial Instruments
     Transactions in option contracts for the nine months ended August 31, 2010 were as follows:

	Number of
	Contracts	Premium
Put Options Purchased
Options outstanding at beginning of period	765	$49
Options purchased	1,000	58
Options expired	(1,765)	(107)

Options outstanding at end of period	—	$—

Call Options Written
Options outstanding at beginning of period	9,156	$1,634
Options written	71,346	10,378
Options subsequently repurchased(1)	(47,610)	(7,091)
Options exercised	(17,153)	(3,154)
Options expired	(8,289)	(1,061)

Options outstanding at end of period	7,450	$706

(1)	The price at which the Fund subsequently repurchased the options was $1,964.
     As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at August 31, 2010 is indicative of the volume of this type of derivative for the period ended August 31, 2010. See Note 2 — Significant Accounting Policies.
     The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities.

		Fair Value as of
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	August 31, 2010
Liabilities
Call options	Call option contracts written	$380
     The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations.

For the Three Months
Ended August 31, 2010
Net Change in
		Net Realized	Unrealized
	Location of Gains	Gains/(Losses) on	Gains/(Losses) on
	on Derivatives	Derivatives Recognized	Derivatives Recognized
Derivatives Not Accounted for as Hedging Instruments	Recognized in Income	in Income	in Income
Put options	Options	—	—
Call options	Options	$1,494	$(100)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

		For the Nine Months
		Ended August 31, 2010
			Net Change in
		Net Realized	Unrealized
	Location of Gains	Gains/(Losses) on	Gains/(Losses) on
	on Derivatives	Derivatives Recognized	Derivatives Recognized
Derivatives Not Accounted for as Hedging Instruments	Recognized in Income	in Income	in Income
Put options	Options	$(49)	$41
Call options	Options	$6,130	$329
9. Investment Transactions
     For the nine months ended August 31, 2010, the Fund purchased and sold securities in the amounts of $552,270 and $420,669 (excluding short-term investments and options), respectively.
10. Revolving Credit Facility
     On June 11, 2010, the Fund entered into a new $80,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a three-year commitment terminating on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to the one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% on any unused amounts of the Credit Facility.
     For the nine months ended August 31, 2010, the average amount outstanding under the Fund’s credit facilities was $35,692 with a weighted average interest rate of 2.55%. As of August 31, 2010, the Fund had $28,000 outstanding on the Credit Facility at a weighted average interest rate of 2.04%.
11. Senior Unsecured Notes
     At August 31, 2010, the Fund had $250,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding.
     As of August 31, 2010, the existing Senior Unsecured Notes and key terms of each series are as follows.

	Principal		Principal
	Outstanding,	Principal Issued,	Outstanding,
Series	November 30, 2009	March 5, 2010	August 31, 2010	Fixed/Floating Interest Rate	Maturity
A	$9,000	$—	$9,000	5.65%	8/13/2011
B	28,000	—	28,000	5.90%	8/13/2012
C	128,000	—	128,000	6.06%	8/13/2013
D	—	58,000	58,000	4.15%	3/5/2015
E	—	27,000	27,000	3-month LIBOR + 155 bps	3/5/2015

	$165,000	$85,000	$250,000

     Holders of the fixed rate Senior Unsecured Notes (Series A, Series B, Series C and Series D) are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series E) are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate equal to the 3-month LIBOR plus 1.55%.
     During the period, the average principal balance outstanding was $220,839 with a weighted average interest rate of 5.35%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
     The Senior Unsecured Notes were issued in a private placement offering to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.
     The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Fund. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.
     The Senior Unsecured Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.
     At August 31, 2010, the Fund was in compliance with all covenants under the agreements of the Senior Unsecured Notes.
12. Preferred Stock
     On March 5, 2010, the Fund completed a private placement with institutional investors and issued 3,600,000 shares of Series A mandatory redeemable preferred shares (“MRP Shares”) totaling $90,000. A portion of the net proceeds from the offerings was used to repay the outstanding balance on the Fund’s Credit Facility. Remaining net proceeds were used to make new portfolio investments and for general corporate purposes. The MRP Shares have a five-year term with a redemption date of March 5, 2015 and have a liquidation value of $25.00 per share.
     Holders of the MRP Shares are entitled to receive cash dividend payments on the first business day following each quarterly dividend period (February 28, May 31, August 31 and November 30) at a fixed rate of 5.48%.
     The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines. At August 31, 2010, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.
     The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
13. Common Stock
     The Fund has 196,400,000 shares of common stock authorized. Of the 34,346,110 shares of common stock outstanding at August 31, 2010, KACALP owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2010 were as follows:

Shares outstanding at November 30, 2009	33,817,009
Shares issued through reinvestment of distributions	529,101

Shares outstanding at August 31, 2010	34,346,110

14. Subsequent Event
     On September 21, 2010, the Fund declared its quarterly distribution of $0.48 per common share for the period June 1, 2010 through August 31, 2010, for a total of $16,486. The distribution was paid on October 15, 2010 to stockholders of record on October 5, 2010. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,608 was reinvested into the Fund through the issuance of 146,072 shares of common stock.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.
This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.